Exhibit 10.31

Execution Version

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of January 29, 2024, is entered into by and among GAUZY LTD., a limited liability company organized under the laws of the State of Israel (the “Company”), VISION LITE SAS, a French société par actions simplifée (the “French Issuer”), the other Guarantors identified on the signature pages hereof, the Purchasers identified on the signature pages hereof (such purchasers, and the other purchasers party to the below-defined Note Purchase Agreement, together with their respective successors and permitted assigns, each individually, a “Purchaser”, and collectively, the “Purchasers”), and OIC INVESTMENT AGENT, LLC, as the Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Company, the French Issuer, the other Guarantors from time to time party thereto, the Purchasers from time to time party thereto, the Administrative Agent and OIC INVESTMENT AGENT, LLC, as the Collateral Agent are parties to that certain Note Purchase Agreement, dated as of January 9, 2024 (the “Existing Note Purchase Agreement,” and the Existing Note Purchase Agreement as amended hereby, the “Note Purchase Agreement”);

WHEREAS, the Company has requested that, at any time during the period from and after the Closing Date and until April 1, 2024, the Purchasers agree to purchase additional Notes (such Notes, the “Additional Notes” and the date of issuance of such Notes, the “Additional Notes Issuance Date”) from the French Issuer in an aggregate original principal amount of $2,500,000 and to amend the Existing Note Purchase Agreement to provide for, among other things, the foregoing;

WHEREAS, upon the terms and conditions set forth herein, the Administrative Agent and the Purchasers constituting the Required Purchasers are willing to amend the Existing Note Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note Purchase Agreement.

2. Amendments to Existing Note Purchase Agreement. Subject to the satisfaction (or waiver in writing by Administrative Agent) of the conditions precedent set forth in Section 3 hereof:

(a) the Existing Note Purchase Agreement (other than the schedules and exhibits attached thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Note Purchase Agreement attached as Annex A hereto; and

(b) Annex I of the Existing Note Purchase Agreement shall be amended and restated in its entirety as attached as Annex B hereto.

(c) Annex II of the Existing Note Purchase Agreement shall be amended and restated in its entirety as attached as Annex C hereto.

(d) Schedule 5.22(c) shall be annexed to the Note Purchase Agreement as attached as Annex D hereto.

(e) The parties hereto acknowledge and agree that the Company makes no representation, and shall incur no liability with respect to, any corporate authorization in connection with the Additional Notes in connection with the Additional Notes and any obligations incurred in connection therewith, and, notwithstanding anything to the contrary herein (including the amended and restated Note Purchase Agreement attached as Annex A) or in any other Note Document, any obligations and liabilities of the Company under any Note Document in connection with the Additional Notes Commitment or the Additional Notes are subject to, and conditioned upon, the Company obtaining such corporate authorizations. Any representations and warranties made by the Company prior to delivery of the Officer’s Certificate of the Company on the date of the Notice Issuance pursuant to Section 2.11(c) of the Note Purchase Agreement (as amended hereby) shall be qualified by, and shall carve out, the foregoing.

3. Condition Precedent to Amendment. The effectiveness of this Amendment is conditioned on the satisfaction in full, in a manner satisfactory to the Purchasers and the Administrative Agent, or waiver, of each of the following conditions precedent (the time at which all such conditions are so satisfied is referred to herein as the “Amendment No. 1 Effective Date”):

(a) Amendment No. 1. Receipt by the Administrative Agent and the Purchasers of executed counterparts of this Amendment, duly executed and delivered by the parties thereto.

(b) Representations and Warranties. The representations and warranties of each Note Party set forth in the Note Purchase Agreement and any other Note Documents shall be true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(e) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the date hereof.

4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE OR CLAIMS ARISING IN CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5. JURISDICTION; ETC. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; ETC.; SET FORTH IN SECTION 10.09 OF THE NOTE PURCHASE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Note Documents to which a Note Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

7. Limited Effect. Except as expressly provided herein, the Note Purchase Agreement and the other Note Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Note Purchase Agreement or any other Note Document, (b) to prejudice any right or rights which the Administrative Agent or the Purchasers may now have or may have in the future under or in connection with the Note Purchase Agreement or the other Note Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Note Purchase Agreement or the other Note Documents or any rights or remedies arising in favor of the Purchasers or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Note Parties, on the one hand, and the Administrative Agent or any Purchaser, on the other hand. Without limiting the generality of the foregoing, the execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Purchasers or the Administrative Agent under the Note Purchase Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment.

8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9. Costs and Expenses. As an inducement to the Administrative Agent and the Purchasers entering into this Amendment and as otherwise required under the Note Documents, the Company hereby agrees to pay, following execution and delivery of this Amendment, all cost and expenses of the Administrative Agent and the Purchasers incurred in connection with this Amendment and the matters contemplated herein, including all reasonable attorney’s fees.

10. Note Document. This Amendment shall constitute a Note Document for all purposes of the Note Purchase Agreement and the other Note Documents. Each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Note Purchase Agreement in any other Note Document shall be deemed a reference to the Note Purchase Agreement as amended hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

GAUZY LTD., as the Company and Guarantor

By:	/s/ Eyal Peso /	s/ Meir Peleg
Name:	Eyal Peso	Meir Peleg
Title:	CEO	CFO

VISION LITE SAS, as French Issuer and Guarantor

By:	/s/ Eyal Peso
Name:
Title:

GAUZY USA, INC., as Guarantor

By:	/s/ Eyal Peso
Name:
Title:

GAUZY GMBH, as Guarantor

By:	/s/ Eyal Peso
Name:
Title:

[Signature Page to Amendment No. 1 to Note Purchase Agreement]

OIC Investment Agent, LLC,
as Administrative Agent

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner

OIC GROWTH FUND I, L.P.,
as a Purchaser

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner

OIC GROWTH FUND I PV, L.P.,
as a Purchaser

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner

OIC GROWTH FUND I AUS, L.P.
as a Purchaser

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner

OIC GROWTH FUND I GPFA, L.P.
as a Purchaser

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner

ANNEX A

AMENDED NOTE PURCHASE AGREEMENT

[See Attached]

ANNEX B

ANNEX I TO NOTE PURCHASE AGREEMENT

[See Attached]

ANNEX I

TO

NOTE PURCHASE AGREEMENT

Commitments

Purchaser	Total Commitments (Not including Additional Notes Commitments)	Total Additional Notes Commitments
OIC Growth Fund I, L.P.	$4,600,832	$489,450
OIC Growth Fund I PV, L.P.	$3,882,271	$413,008
OIC Growth Fund I AUS, L.P.	$13,622,004	$1,449,149
OIC Growth Fund I GPFA, L.P.	$1,394,893	$148,393
Total	$23,500,000	$2,500,000

ANNEX C

ANNEX II TO NOTE PURCHASE AGREEMENT

[See Attached]

ANNEX D

SCHEDULE 5.22(c) TO NOTE PURCHASE AGREEMENT

Schedule 5.22(c)

1.	Within 3 Business Days of the Closing Date, (x) the German Security Document shall have been duly executed and delivered by the Persons intended to be parties thereto and shall be in full force and effect and (y) the Administrative Agent shall have received, in each case addressed to the Administrative Agent, the Purchasers and the Collateral Agent, in form and substance reasonably satisfactory to the Administrative Agent (i) a capacity opinion from German counsel to the Note Parties, (ii) a German law enforceability opinion from Latham & Watkins LLP, German counsel to the Purchasers and (iii) a capacity opinion from Israeli counsel to the Note Parties.

2.	Within 60 days of the Closing Date, the Company shall have duly executed and delivered, in each case, in form and substance reasonably satisfactory to the Administrative Agent: (x) New York law governed short form security agreements in respect of certain items of its Intellectual Property registered in the United States as agreed between the Company and the Administrative Agent, (y) a New York law governed security agreement in respect of that certain license under the SPD Film, Emulsion and End-Product License Agreement, dated September 30, 2017, between the Company and Research Frontiers Incorporated, provided that the execution of such agreement and perfection of the security interests thereunder shall be made without notification to, or consent of, Research Frontiers Incorporated.